SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant    /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement
/ /   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
/x/   Definitive Proxy Statement
/ /   Definitive  Additional Materials
/ /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               MMI Companies, Inc.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
      or Item 22(a)(2) of Schedule 14A.
/ /   $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)       Title of each class of securities to which transaction applies:
      2)       Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4)       Proposed maximum aggregate value of transaction:
      5)       Total fee paid:
/ /   Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)       Amount Previously Paid:
      2)       Form, Schedule or Registration Statement No.:
      3)       Filing Party:
      4)       Date Filed:

                                     {logo}



                               MMI COMPANIES, INC.
                               540 Lake Cook Road
                               Deerfield, IL 60015


                      NOTICE OF ANNUAL STOCKHOLDERS MEETING

March 20, 1997

    The Annual Meeting of Stockholders of MMI Companies, Inc., a Delaware corporation (the "Company"), will be held on April 17, 1997, at 9:00 A.M. at 540 Lake Cook Road, Deerfield, Illinois, for the following purposes:

    1. To elect three Directors to the class whose term expires at the Annual Meeting of Stockholders in 2000 and one Director to the class whose term expires at the Annual Meeting of Stockholders in 1999.

    2. To consider and vote upon a proposal to amend the 1993 Employee Stock Plan, increasing by 500,000 the maximum number of shares that may be issued under the plan to 1,737,500 shares.

    3. To consider and vote upon a proposal to amend the 1993 Non-Employee Directors' Formula Stock Option Plan, increasing by 50,000 the maximum number of shares that may be issued under the plan to 187,500 shares.

    4. To consider and vote upon the ratification of the appointment of Ernst & Young LLP as independent auditors of the financial statements of the Company for the fiscal year ending December 31, 1997.

    5. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

    All stockholders are invited to attend, although only those stockholders of record at the close of business March 3, 1997 will be entitled to notice of and to vote at the meeting or any adjournment thereof. Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters proposed to be acted upon at the meeting.

    PLEASE SIGN AND DATE THE ACCOMPANYING PROXY FORM AND RETURN IT IN THE STAMPED, SELF-ADDRESSED ENVELOPE ENCLOSED FOR YOUR USE.




                                                       Wayne A. Sinclair
                                                       Secretary

                                 PROXY STATEMENT

                               MMI COMPANIES, INC.
                               540 LAKE COOK ROAD
                            DEERFIELD, ILLINOIS 60015


GENERAL INFORMATION
    This Proxy Statement is furnished in connection with the solicitation by the board of directors (the "Board of Directors") of MMI Companies, Inc. (the "Company") of proxies for use at the Annual Meeting of Stockholders to be held on April 17, 1997 (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to elect directors, approve an amendment to the 1993 Employee Stock Plan, approve an amendment to the 1993 Non-Employee Directors' Formula Stock Option Plan, ratify the appointment of Ernst & Young LLP as the auditors of the financial statements of the Company for 1997 and transact such other business as may properly come before the Annual Meeting.

     Only holders of shares of the Company's Common Stock, par value $.10 per share (the "Common Stock"), are entitled to vote at the Annual Meeting. As of December 31, 1996, the Company had 11,625,000 shares of Common Stock outstanding. Only stockholders of record at the close of business on March 3, 1997, will be entitled to vote at the Annual Meeting. Each stockholder will be entitled to one vote for each share of Common Stock outstanding in his or her name on the records of the Company. Item 1 - Election of Directors, requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Item 2 - Amendment of the 1993 Employee Stock Plan, Item 3 - Amendment of the 1993 Non-Employee Directors' Formula Stock Option Plan and Item 4 - Ratification of Appointment of Independent Auditors, require an affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the approval of any matter submitted to the stockholders for a vote, abstentions will be treated as votes against, and if a broker indicates on a proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

    All proxies duly executed and received will be voted on all business properly presented at the Annual Meeting. Proxies that specify a vote on a proposal will be voted in accordance with such specification. Proxies that do not specify a vote on a proposal will be voted in favor of the proposal. The Board of Directors knows of no other business to be brought before the Annual
Meeting. However, if other business is properly brought before the Annual Meeting, the holders of the proxies will vote on those proposals at their discretion. However, a stockholder voting by means of a proxy has the power to revoke it at any time before it is exercised by submitting another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation, or by voting in person at the Annual Meeting.

    The Company will pay the expense of soliciting proxies. Proxies will be solicited by mail. Proxies may also be solicited by telephone calls or personal calls by officers, directors, or employees of the Company, none of whom will be specially compensated for soliciting proxies. In addition, the Company may retain the services of a proxy soliciting firm to assist in the solicitation. This Proxy Statement and the accompanying proxy were mailed on or about March 20, 1997. The Company's 1996 Annual Report to Stockholders accompanies this Proxy Statement.

ITEM 1.  ELECTION OF DIRECTORS

    The Board of Directors has nominated three persons for election at the Annual Meeting to serve in the class of directors whose term expires at the annual meeting of stockholders to be held in 2000 and one person for election at the Annual Meeting to serve in the class of directors whose term expires at the annual meeting of stockholders to be held in 1999. The four nominees, K. James Ehlen, M.D., William M. Kelley, Gerald L. McManis, and Joseph D. Sargent, are currently serving as directors. Dr. Ehlen was appointed to the Board of Directors in January 1997, and is nominated for a two year term. Marshall Whisnant and Anthony J. Perry are retiring from the Board of Directors at the Annual Meeting. James A. Block, M.D., who has been a director since 1994 and whose term is expiring, became an employee of the Company in February 1997, and has not been nominated for election to the Board of Directors.

    The persons named on the accompanying proxy intend to vote in favor of all nominees, all of whom have agreed to serve. If any nominee should, before the meeting, become unavailable for election, the holders of the proxy may exercise their discretion to vote for the election of such substitute person as the Board of Directors may recommend.

    The size of the Board of Directors is currently fifteen members. The Restated Certificate of Incorporation permits the Board of Directors to adopt a resolution from time to time establishing the size of the Board of Directors. A resolution was adopted by the Board of Directors establishing the size at fifteen directors upon the appointment of K. James Ehlen, M.D. to the Board of Directors. The number of directors is set at twelve effective as of the Annual Meeting.

    Nominations of persons for election to the Board of Directors of the Company may be made at the Annual Meeting only (i) by or at the direction of the Board of Directors or (ii) by a stockholder of the Company entitled to vote for the election of Directors at the meeting who complies with the following procedures. The Nominating Committee will consider nominations made in accordance with procedures set forth below. Nominations by stockholders must be made by timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the Company not later than the close of business on March 31, 1997. Such stockholder's notice shall set forth (i) as to each person whom such stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice (x) the name and address, as they appear on the Company's books, of such stockholder and (y) the number of shares of Common Stock the stockholder beneficially owns. The officer of the Company or other person presiding at the Annual Meeting will, if the facts so warrant, determine and declare to the Annual Meeting that a nomination was not made in accordance with such provisions and, if he or she should so determine, he or she will so declare to the Annual Meeting and the defective nomination will be disregarded. In any event, only four directors will be elected at the Annual Meeting. Directors need not be stockholders.

NOMINEES FOR ELECTION

     K. James Ehlen, M.D. age 52, is President of Allina Health System in Minneapolis, Minnesota. He served as Chief Executive Officer of Medica from 1991 to 1994. Dr. Ehlen was appointed to the Board of Directors in 1997.

    William M. Kelley, age 61, became Chairman and Chief Executive Officer of Hill-Rom in Batesville, Indiana in 1995. He served as President of Hill-Rom from 1992 to 1995 and Senior Vice President from 1980 to 1992. Mr. Kelley has been a director of the Company since 1993.

     Gerald L. McManis, age 60, is President of McManis Associates, Inc. ("McManis Associates"), a subsidiary of the Company. He joined the Company in 1993 when the Company acquired McManis Associates. Prior to the acquisition, Mr. McManis was President of McManis Associates, which he co-founded in 1964. Mr. McManis is a director of Magellan Health Services, Inc. Mr. McManis has been a director of the Company since 1994.

     Joseph D. Sargent, age 67, is the Chairman and Chief Financial Officer of Connecticut Surety Company. Mr. Sargent is also a director of Trenwick Group, Inc., Executive Risk, Inc., Policy Management Systems Corp., Mutual Risk Management Ltd. and E. W. Blanch Holdings, Inc. Mr. Sargent has been a director of the Company since 1985.

CONTINUING AS DIRECTORS

     Richard R. Barr, age 57, retired in 1995 as President of Presbyterian Healthcare Services in Albuquerque, New Mexico. He is currently Executive Vice President of Rust Tractor Co. Mr. Barr has been a director of the Company since 1986 and his term ends in 1998.

     B. Frederick Becker, age 50, is Chairman and Chief Executive Officer. Mr. Becker joined the Company as its President in 1985. Mr. Becker has been a director of the Company since 1985 and his term ends in 1999.

     George B. Caldwell, age 66, is President Emeritus of Lutheran General Health System in Park Ridge, Illinois and is Chairman of the Collier Company in Park Ridge, Illinois. Mr. Caldwell has been a director of the Company since 1983 and his term ends in 1998.

     F. Laird Facey, M.D., age 65, is a general surgeon affiliated with Daniel Freeman Hospitals, Inc. in Inglewood, California. Dr. Facey has been a director of the Company since 1983 and his term ends in 1998.

     Andrew D. Kennedy, age 53, is a Partner with Beachcroft Stanleys, London solicitors. Mr. Kennedy has been a director of the Company since 1996 and his term ends in 1999.

     Timothy R. McCormick, age 51, is President of the Park Ridge Health System in Rochester, New York. Mr. McCormick has been a director of the Company since 1986 and his term ends in 1998.

     Scott S.  Parker,  age 62, is  President  and Chief  Executive  Officer  of
Intermountain Health Care, Inc. in Salt Lake City, Utah. Mr. Parker is a director of First Security Corporation and has been a director of the Company since 1986 and his term ends in 1998.

     Edward C. Peddie, age 55, is President of AvMed-Santa Fe in Gainesville, Florida. Mr. Peddie has been a director of the Company since 1990 and his term ends in 1999.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Company's Board of Directors has appointed an Executive and Finance Committee, an Audit Committee, an Investment Committee, a Personnel and Compensation Committee and a Nominating Committee. The Executive and Finance Committee has, during the interim between meetings of the Board of Directors, all of the authority of the Board of Directors, except such authority denied such committee by the Company's Restated Certificate of Incorporation and bylaws or by law. The Executive and Finance Committee consists of Messrs. Barr, Becker, Caldwell, Sargent and Dr. Facey, and met five times in 1996. The Audit Committee is composed of five non-employee directors, Messrs. McCormick, Peddie, and Perry and Drs. Ehlen and Facey, and oversees the selection and retention of an independent auditor and has responsibility for the content and oversight of the audit program, including review of the effectiveness of the Company's corporate accounting and financial practices and the adequacy of its internal controls. The Audit Committee met six times in 1996. The Investment Committee determines the Company's investment policy and reviews the actions of the Company and its investment advisors. The Investment Committee consists of Messrs. Barr, Kennedy and McManis and, and met three times in 1996. The Personnel and Compensation Committee is composed of five non-employee directors, Messrs. Kelley, Parker, Whisnant, Sargent and Dr. Facey, and fixes the compensation and benefits of the President and such other officers or staff persons employed by the Company or its subsidiaries who report directly to its President. The Personnel and Compensation Committee met six times in 1996. The Nominating Committee prepares and presents to the Board of Directors a slate of directors which such committee proposes for election. The Nominating Committee consists of Messrs. Caldwell, Parker, Peddie and Perry, and met five times in 1996.

    During the fiscal year ended December 31, 1996, the Board of Directors met eight times. Each director was present at seventy-five percent or more of the aggregate number of meetings of the Board of Directors and the total number of meetings held by committees of the Board of Directors on which such director served.

DIRECTOR COMPENSATION

    Non-employee directors receive an annual fee of $12,000 and $1,100 per meeting day attended. Chairmen of committees of the Board of Directors receive an additional annual fee of $2,000. Annual and meeting fees may be received in cash or may be deferred. Directors also may receive annual and meeting fees in the form of stock issued at 85% of fair market value. In addition, non-employee directors receive life insurance under a group universal life insurance policy with a death benefit of $100,000, receive travel and accident insurance for Company related trips with variable benefits ranging from $62,500 to $250,000, participate in the 1993 Non-Employee Directors' Formula Stock Option Plan (the "1993 Director Stock Option Plan") and participate in the Board of Directors Retirement Plan. Under the 1993 Director Stock Option Plan, non-employee directors of the Company are granted an initial non-qualified option to purchase 4,125 shares of Common Stock and annually thereafter are granted a non-qualified option to purchase 1,375 shares of Common Stock. Each such option will be exercisable for ten years from the date of the grant. The exercise price of each such option will be the fair market value on the date of the grant. Under the Board of Directors Retirement Plan, a director who leaves the Board of Directors after serving at least one three-year term as a non-employee director is eligible after reaching age 59 1/2 to receive annual benefit payments equivalent to the retainer fee at the time of retirement. A participating director is eligible to receive benefit payments for the number of years equivalent to the number of years of Board of Directors service, with a maximum of ten payments. Benefits may be paid in the form of an annual lump sum, a straight life annuity, or a 50%, 75% or 100% joint survivorship annuity.

                               EXECUTIVE OFFICERS

     The following section provides information about the executive officers of the Company. Mr. Becker is also an executive officer.

    Paul M. Orzech, age 54, is Executive Vice President and Chief Financial Officer of the Company. Before joining the Company in 1993, Mr. Orzech served as Vice President - Finance for Security Life of Denver Insurance Company since 1990.

     Anna Marie Hajek, age 48, is Executive Vice President of the Company and has been President of the MMI Healthcare Services Group since 1995 and was President of the Company's risk management services subsidiary, MMI Risk Management Resources, Inc. from 1992 to 1997. She joined the Company in 1985.

    Steve A. Schleisman, age 52, is Executive Vice President of the Company and President of the MMI Insurance Group. Prior to joining the Company in 1995, he served as President of American International Underwriters-North America, a subsidiary of American International Group.

     Wayne A. Sinclair, age 50, is Senior Vice President, Secretary and General Counsel of the Company. He joined the Company in 1987.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of December 31, 1996, by each person or entity known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock.

                                                Amount and
                                                Nature of
                                                Beneficial            Percent
Name and Address of Beneficial Owner            Ownership            of Class
------------------------------------           -----------          ----------
J.P. Morgan & Co., Inc. (1) ................    1,081,820                9.3%
    60 Wall Street
    New York, New York  10260

Franklin Resources, Inc. (2) ...............      667,400                5.7
    777 Mariners Island Blvd.
    San Mateo, California  94404

(1) These figures were reported in a Schedule 13G filed with the Securities and Exchange Commission as of December 31, 1996. With respect to those shares, J.P. Morgan & Co. had the sole power to vote 619,100 shares and the sole power to direct the disposition of 1,081,820 shares.

(2) These figures were reported in a Schedule 13G filed with the Securities and Exchange Commission as of December 31, 1996. With respect to those shares, Franklin Resources, Inc. had the sole power to vote 667,400 shares and the sole power to direct the disposition of 667,400 shares.

   The  following  table  sets  forth  information   regarding  the  beneficial
ownership of shares of Common Stock as of December 31, 1996, by each director, director nominee and named executive officer of the Company and all directors, director nominees and executive officers of the Company as a group.

                                                  Amount and
                                                   Nature of
                                                  Beneficial          Percent
Name of Beneficial Owner                        Ownership (1)         of Class
------------------------                        -------------        ----------
DIRECTORS AND DIRECTOR NOMINEES
   Richard R. Barr (4) ......................          8,250              *
   B. Frederick Becker (2)(3) ...............        363,999            3.1%
   James A. Block, M.D. .....................          8,875              *
   George B. Caldwell  (4) ..................         23,807              *
   K. James Ehlen, M.D. .....................              -              -
   F. Laird Facey, M.D. (4). ................         30,842              *
   William M. Kelley (4) ....................          8,550              *
   Andrew D. Kennedy ........................          4,551              *
   Timothy R. McCormick (4) .................         10,326              *
   Gerald L. McManis (2)(3) .................        202,279            1.7
   Scott S. Parker (4) ......................          8,250              *
   Edward C. Peddie (4) .....................         10,560              *
   Anthony J. Perry (4) .....................         14,877              *
   Joseph D. Sargent (4) ....................         12,670              *
   Marshall Whisnant (4) ....................         18,902              *

CERTAIN EXECUTIVE OFFICERS
   Anna Marie Hajek (2)(3) ..................         67,625              *
   Paul M. Orzech (2)(3) ....................         52,321              *
   Steve A. Schleisman (2)(3) ...............         23,125              *
   Wayne A. Sinclair (2)(3) .................         56,267              *

ALL DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE
OFFICERS AS A GROUP
  (19 persons)                                       926,076            7.6
------------------------

 *  Represents less than 1% of the Common Stock.

(1) Includes shares of Common Stock and options, exercisable within sixty days, to purchase shares of Common Stock. Each of the persons identified above holds exclusive voting and investment power over the shares of Common Stock beneficially owned.

(2)    Includes options granted under the 1993 Employee Stock Plan as follows:
       Mr. Becker - 214,125 options; Mr. McManis - 13,000 options; Ms. Hajek - 64,250 options; Mr. Orzech - 38,000 options; Mr. Schleisman - 22,000 options; Mr. Sinclair - 53,375 options.


(3) Includes shares under the Company's Amended and Restated Savings and Profit Share Plan (401(k)) as follows: Mr. Becker - 2,567 shares; Mr. McManis - 2,868 shares; Ms. Hajek - 1,258 shares; Mr. Orzech - 1,991 shares; Mr. Schleisman - 221 shares; Mr. Sinclair - 1,320 shares. Messrs. Becker, Orzech and Schleisman and Ms. Hajek have voting and dispositive power for 139,253 shares solely in their capacities as trustees.

(4) Includes options granted under the 1993 Director Stock Option Plan as follows: Dr. Block - 6,875 options; Mr. Kennedy - 4,125 options; each other noted director, 8,250 options.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

    Certain  directors  of the  Company  and the  hospitals  with which they are affiliated obtain insurance or consulting services from the Company's subsidiaries in the ordinary course of business at the Company's customary and standard rates. These directors and their affiliated hospitals are K. James Ehlen, M.D., President of Allina Health System; Timothy R. McCormick, President of Park Ridge Health System; Scott S. Parker, President and Chief Executive Officer of Intermountain Health Care, Inc.; and Edward C. Peddie, President and CEO of AvMed-Santa Fe. Premiums from these healthcare institutions constituted less than 5% of the Company's gross premiums written in 1996. See also "Compensation Committee Interlocks and Insider Participation in Compensation Decisions."

    Beachcroft Stanleys, London solicitors, of which Mr. Kennedy is a Partner, provided legal services at their standard rates to the Company in 1996. Such legal fees amounted to less than 5% of Beachcroft Stanleys' total revenues in 1996.

    Dr. Block, whose term as a director expires at the Annual Meeting, became an employee of the Company in February 1997. Prior to accepting an offer of employment, Dr. Block resigned from the Audit Committee.

                             EXECUTIVE COMPENSATION

COMPENSATION AND OPTION TABLES

    The following table summarizes the compensation of the Company's chief executive officer and the next most highly compensated executive officers of the Company for 1996.

                           SUMMARY COMPENSATION TABLE

                                                       Annual Compensation            Long Term
                                                                                     Compensation       All Other
Name and Principal Position             Year          Salary          Bonus          Option Awards   Compensation(2)
---------------------------             ----          --------       --------        -------------   ---------------
B. Frederick Becker                     1996          $467,250       $239,622              -            $22,506
  Chairman and Chief Executive          1995           408,498        346,793              -             22,099
  Officer                               1994           365,497        202,255           143,000          21,978

Paul M. Orzech                          1996           270,626         71,749            13,000          15,340
  Executive Vice President and          1995           255,622         91,705            17,000          15,186
  Chief Financial Officer               1994           246,254         54,750             3,000          15,001

Steve A. Schleisman (1)                 1996           249,984         17,000             2,000          67,334
  Executive Vice President;             1995            57,293         16,616            50,000              -
  President, MMI Insurance Group        1994              -               -                -                 -

Anna Marie Hajek                        1996           217,602         60,347            13,000          14,829
  Executive Vice President;             1995           187,266         94,713            13,000          14,722
  President, MMI Healthcare             1994           156,909         43,633             2,000          14,598
  Services Group

Wayne A. Sinclair                       1996           196,602         34,880             5,000          15,012
  Senior Vice President, General        1995           184,616         81,624             1,000          14,898
  Counsel and Secretary                 1994           177,105         46,778             2,000          14,763

(1)    Mr. Schleisman was named Executive Vice President and President, MMI Insurance Group in 1995.

(2)    1996 amounts  include  contributions  by the Company of $14,242 under the Company's  Savings and Profit Sharing Plan
       (401(k)),  the value of  insurance  premiums  paid by the Company for  universal  life  insurance  in the amounts of
       $8,264,  $1,098,  $892,  $587 and $770, for Mr. Becker,  Mr. Orzech,  Mr.  Schleisman,  Ms. Hajek and Mr.  Sinclair,
       respectively.  For Mr.  Schleisman,  the 1996 amount includes  premiums in the amount of $52,200 paid by the Company for a flexible  premium  adjustable life insurance  policy to fund a deferred  payment to be made to Mr.  Schleisman when he reaches age 65.  The remaining payments under the policy total $678,600.

    The following table shows the total number of options granted to each of the named executive officers during 1996 (both as a number of shares of Common Stock and as a percentage of all options granted to employees during 1996) and, for each of these grants, the exercise price per share of Common Stock, option expiration date and potential realizable value at the termination date.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                               Potential
                                       Percent                                            Realizable Value at
                                      of Total                                              Assumed Annual
                         Number of     Options                                              Rates of Share
                          Options    Granted to   Exercise                                Price Appreciation
                          Granted     Employees     Price                                 for Option Term(2)
Name                      in 1996      in 1996  Per Share (1)  Expiration Date             5%          10%
----                     --------     --------  ------------- --------------------       -------     -------
B. Frederick Becker         -              -          -                 -                   -            -
Paul M. Orzech            8,000                    $24.25        February 28, 2006
                          5,000                     30.25        September 19, 2006
                         ------
                         13,000                      6.4%                                $217,126     $550,240

Steve A. Schleisman       2,000            1.0      24.25        February 28, 2006         30,501       77,297
Anna Marie Hajek          8,000                     24.25        February 28, 2006
                          5,000                     30.25        September 19, 2006
                         ------
                         13,000            6.4                                            217,126      550,240

Wayne A. Sinclair         5,000            2.5      24.25        February 28, 2006         76,253      193,241
-------------------------------

(1) Options granted on February 28, 1996 having an exercise price of $24.25 are immediately exercisable. Options granted on September 19, 1996 having an exercise price of $30.25 vest on the six-month anniversary of the grant date.

(2) The potential realizable values were calculated by assuming that the value of the Common Stock appreciates from the exercise price on the date of grant to the expiration date of the options at the alternate assumed annual rates of 5% and 10%.


    The following table shows, for each of the named executive officers, the number of unexercised options held at December 31, 1996 and the aggregate dollar value of these unexercised options that are in-the-money based on the market value of the Company's Common Stock as of December 31, 1996. There were no exercises of options by named executive officers in 1996.


                    AGGREGATED FISCAL YEAR-END OPTION VALUES
                                                                                           Value of Unexercised
                                                                     Number of                 In-the-Money
                                                                    Options at                  Options at
                                                                 December 31, 1996           December 31, 1996
Name                                                         Exercisable/Unexercisable Exercisable/Unexercisable(1)
----                                                         ------------------------- ----------------------------
B. Frederick Becker ....................................          214,125/35,750            $4,055,063/$683,719
Paul M. Orzech .........................................           38,000/5,000               464,360/10,000
Steve A. Schleisman ....................................           22,000/30,000              176,000/240,000
Anna Marie Hajek .......................................           64,250/5,000              1,001,178/10,000
Wayne A. Sinclair ......................................             53,375/-                    944,771/-
-----------------

 (1) These values are calculated by determining the difference between the fair market value of the Common Stock at December 31, 1996 which was determined to be $32.25 per share, the closing price on the New York Stock Exchange at such date, and the exercise price of the option.

REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Introduction

    The Company's executive compensation program is administered by the Personnel and Compensation Committee of the Board of Directors (the "Committee"). The Committee consists of no fewer than three non-employee Directors, who are appointed by the Board of Directors to serve a one year term.

    The Committee functions to:

       o establish, approve, and review annually the terms of employment including the compensation for the Chief Executive Officer of the Company, based upon an appraisal of the performance of the Chief Executive Officer;

       o approve  and  review  periodically  compensation   process,   programs,
         incentives, and other employee benefit plans;

       o monitor and oversee the establishment of employment contracts made with other executive officers or other key employees;

       o review and recommend action by the Board of Directors with respect to the compensation of directors;

       o administer the Company's Return on Equity Plan ("ROE Plan"), 1993 Employee Stock Plan ("Stock Plan"), 1995 Employee Stock Investment Plan ("ESIP") and Long Term Incentive Plan of 1997; and

       o perform other duties with regard to the compensation of officers and other key executives of the Company as the Board of Directors may request or are appropriate.

    As outlined above, the Committee specifically determines the total compensation for the Company's Chief Executive Officer, B. Frederick Becker, and considers for approval recommendations made by the Chief Executive Officer with regard to other officers and key employees, including the Company's next most highly paid executive officers; Paul M. Orzech, Steve A. Schleisman, Anna Marie Hajek and Wayne A. Sinclair, who are collectively referred to as the "Named Executives."

Compensation Policies for the Named Executives

    The Committee's compensation policies and programs are designed to: 1) reward performance, 2) attract and retain qualified executives, and 3) integrate pay with the Company's long-term and annual performance goals. The Company's compensation package consists of base compensation, an annual bonus based upon the achievement of annually established goals, stock options and other long-term compensation strategies.

Annual Base Pay

    The base pay of each executive officer is set at the level that the Committee believes is appropriate with consideration for industry standards, performance, and scope of responsibility in relation to other officers and key employees within the Company. Salaries for executive officers are reviewed annually by the Committee.

Annual Incentive (Bonus) Program

    The Company's Officer Incentive Plan (the "Incentive Plan") is designed to attract and retain well qualified executives and to focus executives' attention on key business objectives, while rewarding individual performance results.

    At the beginning of each Incentive Plan year, the Committee recommends an aggregate annual award budget and establishes a profit target. Individual performance goals, both quantitative and qualitative, are established for each participant. Potential awards range between 15% to 35% of base salary, with the percentage determined by level within the organization. Individual performance determines 67% of the employee's incentive award; the Company's performance determines 33% of an employee's award.

    At year end, both Company and individual performance are assessed. If the Company does not achieve the profit target, the 33% Company component will not be paid. If the Company records a loss, neither the individual component nor the Company component will be paid. In 1996, the Company did not reach its operating profit target; therefore, the 1996 incentive awards reflected only the 67% individual component. If Company profits equal or exceed the predetermined profit target, the Committee may recommend that the Board of Directors increase the amount for each participant by a factor of up to 25% of the total award. The maximum amount that can be paid under the Incentive Plan is 125% of the budgeted incentive amount. No such award was made for 1996.

Employee Stock Plan

    The purpose of the Stock Plan is to promote the long-term growth of the Company by rewarding key management employees with a proprietary interest in the Company for outstanding long-term performance and to attract, motivate and retain highly qualified and capable management employees.

    The Committee may, at its discretion, make awards to participants under the Stock Plan in the form of non-qualified stock options, incentive stock options, or restricted stock, or a combination thereof. The maximum number of shares which the Committee may issue under the Stock Plan is 1,237,500 shares. As of December 31, 1996, there were 839,184 stock options outstanding pursuant to the Stock Plan.

Return on Equity Incentive Plan

    The Company's ROE Plan is maintained by the Company to assist in attracting and retaining management personnel for the Company and to encourage executives to strive for outstanding results in the operation of the Company from year to year. The ROE Plan is intended to provide an incentive comparable to equity participation in the performance of the Company.

    The Committee designates participants and their class of participation in the ROE Plan. All of the Named Executives participate in the ROE Plan. Awards under the ROE Plan are calculated by multiplying a participant's base salary by an ROE factor which is a function of the Company return on equity and the participant's class of participation. Return on equity, as defined in the ROE Plan, is the ratio of operating earnings per share to book value per share. ROE factors may range from zero, if ROE is less than 14%, to a maximum of 40% to 60% of base salary if ROE exceeds 14%. Awards vest over a period of 40 months following the end of a ROE Plan year, and may be adjusted over the vesting period based on the development, if any, of the Company's loss reserves.

    The Company's return on equity for 1996 was less than the target specified in the ROE Plan. In 1996, the Company paid awards relating to the 1993 and 1994 ROE Plan years.

1996 Compensation for the Chief Executive Officer

    Mr. Becker is eligible to participate in all of the Company's compensation programs. The Committee considers industry standards and annual performance with respect to goals established by the Committee in determining his base compensation. In 1996, the Company increased Mr. Becker's salary by 14% to $467,250. The increase related to accomplishment of performance objectives in 1995, continued success in achieving long-term corporate objectives and industry compensation standards. The Committee established performance goals for Mr. Becker for 1996 that consisted of financial, operational and management objectives, with heaviest weighting given to financial objectives. The Committee determined that Mr. Becker had achieved 67% of his goals and objectives relative to his bonus target for 1996. The Company awarded Mr. Becker a bonus of 67% of his 60% target, or 40.2% of his current base salary, such amount being $194,166, under the Incentive Plan as compensation for this achievement. Mr. Becker received $45,456 pursuant to the ROE Plan in 1996.

    The Committee believes the compensation to the Company's Chief Executive Officer and Named Executives to be reflective of Company performance within the scope of industry standards.

Personnel and Compensation Committee of the MMI Companies, Inc. Board of
Directors:

          Joseph D. Sargent   F. Laird Facey, M.D.   William M. Kelley
                (Chairman)

                      Scott S. Parker    Marshall Whisnant

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     The Personnel and Compensation Committee consists of Messrs. Sargent, Kelley, Parker, Whisnant and Dr. Facey. No executive officer of the Company served as a director or member of the compensation committee of any entity whose executive officers served on the Board of Directors or Personnel and Compensation Committee of the Company.


EMPLOYMENT AGREEMENTS
Mr. Becker

    The Company is a party to an employment agreement dated September 17, 1988, as amended, with its Chairman and Chief Executive Officer, B. Frederick Becker. In that employment agreement, the Company agreed to pay Mr. Becker a salary of not less than $225,000 per annum. In addition, the Company agreed that each year, if the Company achieves the strategic and financial goals mutually agreed to by Mr. Becker and the Personnel and Compensation Committee of the Board of Directors, Mr. Becker will receive a bonus equal to 35% of his annual salary. For outstanding achievement, the bonus would equal up to 60% of his annual salary. Mr. Becker is also entitled to an annual perquisite allowance of $30,000 and to participate in any retirement, hospitalization, group life insurance or similar program of the Company. The Company also agreed to pay Mr. Becker a lump sum equal to one and one-half times his annual salary if the Company terminates his employment without cause.

    Mr. Becker's employment agreement provides that the Company will pay Mr. Becker an amount equal to 270% of his annual salary if any of the following events occur within twelve months of a Change of Control (as defined) of the
Company: (a) an involuntary termination of Mr. Becker's employment except for death, disability or cause or (b) the voluntary termination of Mr. Becker's employment within sixty days of either (i) a reduction in his responsibilities, salary, bonus opportunity or benefits or (ii) a relocation of the Company's principal place of business in excess of fifty miles from its existing location. Such employment agreement defines a Change of Control as either (a) a reconstitution of more than 50% of the Board of Directors of the Company within any consecutive twelve month period or (b) an accumulation of more than 50% of the Company's outstanding stock by any individual, entity, controlled group of entities, or group of individuals or entities acting in concert for the purpose of controlling the Company.

Other Executive Officers

    The Company is a party to agreements with Messrs. McManis, Schleisman and Orzech and Ms. Hajek. In those agreements, the Company agrees to pay such executive officers a lump sum equal to one and one-half times their annual salary if any of the following events occur within twelve months of a Change of Control (as defined) of the Company: (a) an involuntary termination of such executive officer's employment except for death, disability or cause or (b) the voluntary termination of such executive officer's employment within sixty days of either (i) a reduction in their responsibilities or base salary or (ii) a relocation of the Company's principal place of business in excess of fifty miles from its existing location. Such employment agreement defines a Change of Control as either (a) a reconstitution of more than 50% of the Board of Directors of the Company within any consecutive twelve month period or (b) an accumulation of more than 50% of the Company's outstanding stock by any individual, entity, controlled group of entities, or group of individuals or entities acting in concert for the purpose of controlling the Company.

STOCK PRICE PERFORMANCE GRAPH
    The following graph shows a comparison of cumulative total returns for the Company, the S&P 500 index and an index of peer companies selected by the Company, for the period from June 24, 1993, the date of the Company's initial public offering of Common Stock, through December 31, 1996. The chart assumes an initial investment of $100.00 and reinvestment of dividends.

      GRAPHICAL REPRESENTATION OF THE CUMMULATIVE TOTAL RETURN INFORMATION
                          PRESENTED IN THE TABLE BELOW

                      COMPARISON OF CUMULATIVE TOTAL RETURN
         AMONG MMI COMPANIES, INC., S&P 500 INDEX AND COMPANY PEER GROUP

                             6/24/93     12/31/93     12/31/94      12/31/95     12/31/96
                             -------     --------     --------      --------     --------
MMI Companies, Inc.          $100.00      $111.59      $119.67       $182.69      $247.49
S&P 500                       100.00       106.75       108.11        148.74       182.89
Company Peer Group            100.00        93.35        94.27        139.62       169.51


    The Company's peer group consists of The Allstate Corporation, The Chubb Corporation, Frontier Insurance Group, Inc., General Re Corporation, The Hartford Steam Boiler Inspection and Insurance Company, Loews Corporation, MAIC Holdings Inc., MGIC Investment Corporation, Mutual Risk Management Ltd., Safeco Corporation, The St. Paul Companies, Inc. and USFG Corporation. The peer group includes eight companies that comprise the S&P Property-Casualty Insurance Index and publicly traded companies that are among the largest writers of medical malpractice insurance or derive their revenues from a combination of insurance premiums and related fee-for-service business. The companies in the peer group are weighted by market capitalization as of the beginning of the measurement period. The company peer group changed from the prior year due to the addition of MGIC Investment Corporation to the S&P Property-Casualty Insurance Index. Had the composition of the peer group remained unchanged from year to year, its total return in 1996 would have been 20.6%, resulting in a cumulative total return through 1996 of 68.3%.

ITEM 2.  AMENDMENT OF THE 1993 EMPLOYEE STOCK PLAN

    The Board of Directors believes that the availability of an adequate number of shares under the 1993 Employee Stock Plan has been and will be an important factor in attracting and retaining highly qualified and capable employees. As of December 31, 1996, there were 839,184 stock options outstanding pursuant to the 1993 Employee Stock Plan. The Board of Directors of the Company has amended, subject to the approval of its stockholders, the 1993 Employee Stock Plan increasing by 500,000 the maximum number of shares that may be issued under the plan, from 1,237,500 shares to 1,737,500 shares. A copy of the 1993 Employee Stock Plan is set forth as Exhibit A to this Proxy Statement.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO
                      AMEND THE 1993 EMPLOYEE STOCK PLAN.


ITEM 3.  AMENDMENT OF THE 1993 NON-EMPLOYEE DIRECTORS' FORMULA STOCK OPTION PLAN

    The Board of Directors believes that the availability of an adequate number of shares under the 1993 Non-Employee Directors' Formula Stock Option Plan has been and will be an important factor in attracting and retaining highly qualified non-employee directors. As of December 31, 1996, there were 101,750 stock options outstanding pursuant to the 1993 Non-Employee Directors' Formula Stock Option Plan.

    The Board of Directors of the Company has amended, subject to the approval of its stockholders, the 1993 Non-Employee Directors' Formula Stock Option Plan increasing by 50,000 the maximum number of shares that may be issued under the plan, from 137,500 shares to 187,500 shares. A copy of the 1993 Non-Employee Directors' Formula Stock Option Plan is set forth as Exhibit B to this Proxy
Statement. The following summary is qualified in its entirety by reference to Exhibit B.

DESCRIPTION OF THE 1993 NON-EMPLOYEE DIRECTOR'S FORMULA STOCK OPTION PLAN

    The purpose of the 1993 Non-Employee Directors' Formula Stock Option Plan is to promote the interests of the Company by providing an incentive for non-employee directors to join and remain of the Board of Directors of the Corporation.

    As of the date that any new non-employee director is elected or appointed to the Board of Directors, such non-employee director will be granted a non-qualified option to purchase 4,125 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of such appointment or election. Each non-employee director who is serving on the Board of Directors on December 31 of any year shall be granted a non-qualified option to purchase 1,375 shares of the Company's Common Stock. The grant date of such options shall be the date of the annual meeting of shareholders for the next year. The option exercise price shall equal the fair market value per share of the Company's Common Stock on the date immediately prior to the grant date. Although a non-employee director must be serving as a director on December 31 of a given year to be eligible to receive an option with respect to such year, a director need not be serving as a director on the grant date to be granted such option. Options granted under the 1993 Non-Employee Directors' Formula Stock Option Plan shall be exercisable for a term of ten years from the date of grant. Options shall not be contingent on continued board service and shall remain exercisable following resignation or removal from the Board.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO AMEND
          THE 1993 NON-EMPLOYEE DIRECTORS' FORMULA STOCK OPTION PLAN.

ITEM 4.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors and its Audit Committee recommend the ratification of the appointment of Ernst & Young LLP, independent auditors, to audit the Company's financial statements for the fiscal year ending December 31, 1997. An appropriate resolution ratifying such appointment will be submitted to the stockholders at the Annual Meeting. The shares represented by the accompanying proxy will be voted for the ratification of the appointment of Ernst & Young LLP, which has served as independent auditor of the Company since 1983. If such resolution is not adopted, management will reconsider such appointment. A representative of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she wishes, and will be available to respond to appropriate questions of stockholders.

STOCKHOLDER PROPOSALS

    If any stockholder wishes to propose a matter for consideration at the Company's annual meeting to be held in April 1998, the proposal should be sent to the Secretary of the Company, Wayne A. Sinclair, at the principal executive offices of the Company. A proposal must be received by the Company by November 20, 1997 in order to be considered for inclusion in the Company's 1998 annual meeting Proxy Statement and form of Proxy which is expected to be mailed in March of 1998.

                                          By order of the Board of Directors




                                          Wayne A. Sinclair
                                          Secretary

                                          March 20, 1997






A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST ADDRESSED TO PAUL M. ORZECH, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, MMI COMPANIES, INC., 540 LAKE COOK ROAD, DEERFIELD, ILLINOIS 60015.

                                    EXHIBIT A

                               MMI COMPANIES, INC.
                            1993 EMPLOYEE STOCK PLAN



                                    ARTICLE I
                               PURPOSE OF THE PLAN

The purpose of the MMI Companies, Inc. 1993 Employee Stock Plan is to promote the long-term growth of MMI Companies, Inc. by rewarding key management employees with a proprietary interest in MMI Companies, Inc. for outstanding long-term performance and to attract, motivate and retain highly qualified and capable management employees.

                                   ARTICLE II
                                   DEFINITIONS

    2.1 "Award" means an award granted to a Participant under the Plan in the form of an Option or Restricted Stock, or any combination of the foregoing.

    2.2  "Board" means the Board of Directors of MMI Companies, Inc.

    2.3 "Committee" shall mean the Personnel and Compensation Committee of the Board.

    2.4  "Corporation" means MMI Companies, Inc.

    2.5 "Disability" means total disability as defined from time to time under the MMI Companies, Inc. Long-Term Disability Plan.

    2.6  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    2.7 "Fair Market Value" means (i) if the Shares are listed for trading on a national securities exchange, the closing price per Share on such exchange on the Option Grant Date, or, (ii) if the Shares are not listed on any securities exchange, but are publicly traded and reported by the National Association of Securities Dealers through their Automated Quotation System ("NASDAQ"), then the closing price as reported by NASDAQ on the Option Grant Date, or (iii) if the Shares are not publicly traded, then the fair market value of a Share shall be as determined by the Committee.

    2.8 "Incentive Stock Option" means an Option which meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor law.

    2.9 "Option" means an option awarded under Article VIII to purchase Shares. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

    2.10 "Option Exercise Period" means the period from the Option Grant Date to the date on which an Option expires.

    2.11 "Option Grant Date" means the date upon which the Option is granted to the Optionee.

    2.12 "Optionee" means the employee of the Corporation to whom an Option has been granted.

    2.13 "Non-Qualified Stock Option" means an Option which does not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or any successor law.

    2.14 "Participant" means an employee of the Corporation or any Subsidiary to whom an Award has been granted which has not terminated, expired or been fully exercised.

    2.15 "Plan" means the MMI Companies, Inc. 1993 Employee Stock Plan, as it may be amended and restated from time to time.

    2.16 "Restriction Period" means the period of time, which may be a single period or multiple periods, during which Restricted Stock awarded to a Participant remains subject to the restrictions imposed on such Shares, as determined by the Committee.

    2.17 "Restrictions" means the restrictions and conditions imposed on Restricted Stock awarded to a Participant, as determined by the Committee, which must be satisfied in order for the Restricted Stock to vest, in whole or in part, in the Participant.

    2.18 "Restricted Stock" means Shares awarded under the Plan subject to Restriction Period(s) and Restrictions which constitute a "substantial risk of forfeiture" as defined in Section 83 of the Internal Revenue Code of 1986, as amended, or any successor law.

    2.19 "Restricted Stock Agreement" means a written agreement between a Participant and the Corporation evidencing an Award of Restricted Stock.

    2.20 "Restricted Stock Award Date" means the date on which the Restricted Stock is granted to the Participant.

    2.21 "Retirement"   means  retirement  from  active  employment  with  the
         Corporation or any Subsidiary.

    2.22 "Shares" means shares of Common Stock, par value $0.10 per share, of the Corporation.

    2.23 "Stock  Option   Agreement"  means  a  written   agreement   between  a
         Participant and the Corporation evidencing an Award of an Option.

    2.24 "Subsidiary" means any domestic or foreign corporation or entity of which the Corporation owns, directly or indirectly, at least 51% of the total combined voting power of such corporation or other entity.


                                   ARTICLE III
                           ADMINISTRATION OF THE PLAN

    3.1  Administrator  of the  Plan.  The  Plan  shall be  administered  by the
         ----------------------------
         Committee. The Committee shall be comprised of directors who are "disinterested persons" as defined in Rule 16b-3 or any successor rule of the Securities and Exchange Commission.

    3.2  Authority of Committee. The Committee shall have full power and
         -----------------------
         authority to:
         (i)   exercise all of the powers granted to it under the Plan;

         (ii) designate the Participants to whom Options or Restricted Stock may be granted from time to time;

         (iii) determine the type of Award to be granted to each Participant under the Plan and the number of Shares subject thereto;

         (iv) determine the duration of the Restriction Period and the Restrictions to be imposed with respect to each Award of Restricted Stock;

         (v) interpret and construe the Plan and adopt and rescind such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan and to correct any defect, supply any omission and reconcile any inconsistency in the Plan;

         (vi) approve the form and terms and conditions of each Restricted Stock Agreement and Stock Option Agreement; and

         (vii) designate persons other than members of the Committee to carry out its responsibilities, subject to such limitations, restrictions and conditions as it may prescribe, provided that the Committee may not delegate its authority (a) with respect to the granting of Awards to persons subject to Sections 16(a) and 16(b) of the Exchange Act or (b) if such delegation would cause the Plan not to comply with the requirements of Rule 16b-3 or any successor rule of the Securities and Exchange Commission; such determinations to be made in accordance with the Committee's best business judgment as to the best interests of the Corporation and its stockholders and in accordance with the purposes of the Plan. The Committee's determinations under the Plan need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated).

    3.3 Determinations of Committee. A majority of the Committee shall constitute a quorum at any meeting of the Committee, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or a meeting of the Committee by a written consent signed by all members of the Committee. The determination of the Committee on all matters relating to the Plan or any Stock Option Agreement or Restricted Stock Agreement shall be conclusive.

    3.4  Delegation.   The  Committee   may  delegate   such   non-discretionary
         administrative duties under the Plan to one or more agents as it shall deem necessary or advisable.

    3.5 Effect of Committee Determinations. No member of the Committee or the Board shall be personally liable for any action or determination made in good faith with respect to the Plan, any Award, or any Restricted Stock or Stock Option Agreement or any settlement of any dispute between a Participant and the Corporation. Any decision made or action taken by the Committee or the Board with respect to an Award or the administration or interpretation of the Plan or a Restricted Stock Agreement or Stock Option Agreement shall be conclusive and binding upon all persons.


                                   ARTICLE IV
                              AWARDS UNDER THE PLAN

    The Committee may, in its discretion, make Awards to Participants under the Plan in the form of Non-Qualified Stock Options, Incentive Stock Options or Restricted Stock, or a combination thereof. Each Award of an Option shall be evidenced by a Stock Option Agreement. If an Option is designated as an Incentive Stock Option, the terms of such Option and the related Option Agreement shall be in conformance with Section 422 of the Internal Revenue Code of 1986, as amended, or any successor law. Each Award of Restricted Stock shall be evidenced by a Restricted Stock Agreement. Every Stock Option Agreement and Restricted Stock Agreement shall be consistent with the terms and provisions of the Plan and contain such provisions as the Committee deems necessary or desirable.


                                    ARTICLE V
                                  PARTICIPANTS

    The Participants in the Plan shall be such officers and key management employees of the Corporation and its Subsidiaries as are designated by the Committee. A Participant who has been granted an Award under the Plan may be granted additional Awards under the Plan under such circumstances and at such times as the Committee may determine.

                                   ARTICLE Vl
                           SHARES SUBJECT TO THE PLAN

    Subject to adjustment as provided in Article XIV, the aggregate number of Shares which may be issued under the Plan shall not exceed 900,000* Shares. Such Shares may be authorized but unissued Shares or treasury Shares. Shares issued or subject to issuance pursuant to Awards which expire, are cancelled or otherwise terminate prior to the vesting or issuance (as applicable) of the Shares, shall again be available for future Awards.


                                   ARTICLE Vll
                          NON-TRANSFERABILITY OF AWARDS

    Awards granted under the Plan shall not be transferable by the Participant during his or her lifetime and may not be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except by will or by the laws of descent and distribution or by a qualified domestic relations order as defined by the Internal

* 1,237,500 after 1993 stock split of 1.375 for 1.

Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Options shall be exercisable during the Optionee's lifetime only by the Optionee or by the Optionee's guardian or legal representative.

    Notwithstanding the foregoing, from and after March 1, 1997, a Participant who is a Senior Vice President of the Company, or who has a higher elected office with the Company, or is President of any Subsidiary, may transfer all or a portion of the options granted to such Participant (including options outstanding on the date thereof) to (i) the spouse, descendants (including adopted descendants and grandchildren), or the spouses of children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership or limited liability company in which such Immediate Family Members are the only partners or members, provided that (x) there may be no consideration for any such transfer (except issuance of a partnership or limited liability company interest in case of transfer to a family limited partnership or limited liability company), (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide, or be amended to provide, for transferability in a manner consistent with this Article, and (z) subsequent transfers of transferred options shall be prohibited except by will or the laws of descent and distribution. Following transfer, any such options shall continue to be subject to the same terms and conditions as applicable immediately prior to transfer, provided that for purposes of Article VIII(b) hereof the term "Optionee" shall be deemed to refer to the transferee. The events relating to termination of employment of Article VIII(e) hereof shall continue to be applied with respect to the original Participant, following which the options shall be exercisable by the transferee only to the extent, and for the periods applicable to the transferor. The Committee may, in its discretion, permit transfers to other persons or entities on substantially the same terms.


                                  ARTICLE VIII
                                     OPTIONS

    Each Option granted under the Plan shall be subject to such terms and conditions as the Committee may, in its sole discretion, determine and to the following terms and conditions:

    (a) Option Price. The option price per Share shall be not less than the Fair Market Value on the Option Grant Date.

    (b) Exercise of Options. Each Option shall be exercisable in the manner, on the dates and for the number of Shares as shall be provided in the Stock Option Agreement evidencing such Option, provided that no Option shall be exercisable earlier than six months after its Option Grant Date or later than the tenth anniversary of its Option Grant Date.

         Shares shall be issued to the Optionee pursuant to the exercise of an Option only upon receipt by the Corporation from the Optionee of payment in full of the option price of the Shares being purchased. Payment of such option price shall be made (a) by certified or official bank check payable to the Corporation (or the equivalent thereof acceptable to the Committee), or (b) with the consent of the Committee, by delivery (either singularly or sequentially by "pyramiding") of previously-acquired Shares or the withholding of a portion of the Shares due upon exercise having a Fair Market Value (determined as of the date such Option is exercised) equal to all or part of the option price and, if applicable, of a certified or official bank check (or the equivalent acceptable to the Committee) for any remaining portion of such option price. As soon as practicable after receipt of such payment, the Corporation shall, subject to the provisions of Article X, deliver to the Participant a certificate or certificates for Shares.

         To the extent permitted by the regulations of the Federal Reserve Board governing margin requirements in effect at the time of exercise of any Option (including any exemption from margin requirements for employee stock option plans if such exemption is available), the Corporation may extend credit, or arrange for the extension of credit, to each Optionee who exercises an Option, at the time of such exercise, to assist the Optionee in the purchase of Shares pursuant to such exercise. Such credit will be collateralized by the Shares purchased and will be in an amount not greater than the lesser of (i) the option price of the Shares or (ii) the amount of credit permitted by regulations of the Federal Reserve Board. The rate of interest, terms of repayment and provisions for release of collateral with respect to each such credit will be as determined by the Committee at the time the credit is extended, but in any event shall be in accordance with any
         applicable   regulations  of  the  Federal   Reserve  Board.  In  this
         connection, the Committee may also, in its sole discretion, permit payment of the option price upon exercise of any Option to be made by the delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the option price. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

    (c) Replacement Options. The Committee may provide either at the time of grant or subsequently that an Option include the right to acquire a replacement option. An Option which provides for the grant of a replacement option shall entitle the Participant, upon exercise of the Option (in whole or in part) prior to termination of employment of the Participant and upon payment of the option price through the delivery of previously acquired Shares, to receive a replacement option. In addition to any other terms and conditions the Committee deems appropriate, the replacement option shall be subject to the following terms: the number of Shares shall not exceed the number of whole Shares used to satisfy the option price of the original Option and the number of whole shares, if any, withheld by the Corporation as payment for withholding taxes in accordance with Article X hereof; the Option Grant Date of the replacement option will be the date of the exercise of the original Option; the option price per share of the replacement option shall be not less than the Fair Market Value on its Option Grant Date; the replacement option shall be exercisable no earlier than six months after the Option Grant Date and no later than the end of the term of the original Option; and the replacement option shall be a Non-Qualified Option and shall otherwise meet all conditions of this Article VIII. The Committee may, without the consent of the Participant, rescind any replacement option at any time before it becomes exercisable.

    (d) Compliance with Rule 16b-3. To the extent that the provisions in subparagraph (b) and (c) above on the number of Shares that can be issued under the Plan do not conform with Rule 16b-3 under the Exchange Act as adopted and interpreted by the Securities and Exchange Commission, and any successor rule, the Committee shall conform the Plan and any Options granted hereunder to the requirements of such Rule 16b-3, provided, however, that any such modification shall not increase the number of Shares beyond the Shares specified in Article VI.

    (e) Termination of Employment of Optionee. The Committee shall have authority to determine the circumstances under which each Option will either vest or be forfeited upon termination of employment of the Optionee. Such provisions will be contained in the Option Agreement.

                                   ARTICLE IX
                                RESTRICTED STOCK

    9.1  Terms of Restricted  Stock Awards.
         ----------------------------------
         Subject to and consistent  with the
         provisions of the Plan, with respect to each Award of Restricted Stock to each Participant, the Committee shall determine:

   (i) the terms and conditions of the Restricted Stock Agreement evidencing the Award including, among other things, the election to be made by the Participant under Section 83(b) of the Internal Revenue Code of 1986, as amended;

   (ii)  the Restriction Period for all or a portion of the Restricted Stock;

   (iii) the Restrictions applicable to the Award, including, but not limited to, continuous employment with the Corporation or any of its
         Subsidiaries for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals;

   (iv) whether dividends and other distributions declared and paid to the holders of the Shares during the Restriction Period shall be paid to the Participant with respect to the Restricted Stock or shall be withheld by the Corporation for the account of the Participant until the Restriction Period has expired or the Restrictions have been satisfied, and whether interest shall be paid on any dividends and other distributions so withheld, and if so, the rate of interest to be paid, or whether such dividends may be reinvested in Shares; and

   (v) the percentage of the Award which shall vest in the Participant in the event of death, Disability or Retirement prior to the expiration of the Restriction Period or the satisfaction of the Restrictions applicable to an award of Restricted Stock.

         Notwithstanding the Restriction Period and the Restrictions imposed on any Restricted Shares, as set forth in a Restricted Stock Agreement, the Committee shall have the right to shorten the Restriction Period or waive any Restrictions, if the Committee concludes that it is in the best interests of the Corporation to do so.

   9.2   Delivery of Shares.
         -------------------
         Upon an Award of Restricted Stock to a Participant, the stock certificate representing the Restricted Stock shall be issued and transferred to and in the name of the Participant, whereupon the Participant shall become a stockholder of the Corporation with respect to such Restricted Stock and shall be entitled to vote the Shares. Such stock certificates shall be held in custody by the Corporation, together with stock powers executed by the Participant in favor of the Corporation, until the Restriction Period expires and the Restrictions imposed on the Restricted Stock are satisfied.


                                    ARTICLE X
                              WITHHOLDING OF TAXES

    Federal, state or local law may require the withholding of taxes applicable to or resulting from an Award. The Committee may, in its discretion and subject to such rules as it may adopt, permit or require the Participant to pay all or a portion of the federal, state or local withholding taxes arising in connection with an Award by (i) having the Corporation withhold Shares, (ii) tendering back Shares received in connection with such Award or (iii) delivering other previously owned Shares. In each of the foregoing instances, such Shares shall have a Fair Market Value on the date specified in the rules adopted by the Committee equal to the amount to be withheld. The Corporation shall also be entitled to require as a condition of delivery of Shares, that the Participant remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto.


                                   ARTICLE XI
                        NO RIGHT TO CONTINUED EMPLOYMENT

    Neither the establishment of the Plan nor the granting of an Award shall confer upon any Participant any right to continue in the employ of the Corporation or any of its Subsidiaries or interfere in any way with the right of the Corporation or any of its Subsidiaries to terminate such employment at any time. No Award or income arising from the exercise of an Option or the lapse of any Restrictions on any Restricted Stock shall be deemed to be salary or compensation for the purpose of computing benefits under any employee benefit, pension or retirement plans of the Corporation or any of its Subsidiaries, unless the Committee shall determine otherwise.


                                   ARTICLE XII
                          INDEMNIFICATION OF COMMITTEE

    In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and reasonably incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceedings that such Committee member is liable for gross negligence or intentional misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, such Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

                                  ARTICLE XIII
                            AMENDMENT AND TERMINATION

    The terms and conditions applicable to any Award may thereafter be amended or modified by mutual agreement between the Corporation and the Participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Corporation and a Participant in the Plan or under any other present or future plan of the Corporation, Awards may be granted to a Participant in substitution and exchange for, and in cancellation of, any Awards previously granted such Participant under the Plan, or under any other present or future plan of the Corporation. The Board may amend the Plan from time to time or suspend or terminate the Plan at any time, provided, however, that any amendment which would:

   (i) materially increase the benefits accruing to Participants under the Plan;

   (ii) materially increase the number of securities which may be issued under the Plan;

   (iii) materially modify the requirements as to eligibility for Participants in the Plan; or

   (iv) require approval by stockholders under Rule 16b-3 or any successor rule of the Securities and Exchange Commission shall only become effective upon approval by the affirmative vote of the holders of a majority of the securities of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of Delaware. However, no action authorized by this Article shall reduce the amount of any existing Award or adversely change the terms and conditions of any existing Award without the Participant's consent.


                                   ARTICLE XIV
                              ADJUSTMENT PROVISIONS

    14.1 If the Corporation shall at any time change the number of issued Shares without new consideration to the Corporation (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution of cash or property which has a substantial impact on the value of issued Shares, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Award and the option price for each outstanding Option shall be adjusted so that the aggregate consideration payable to the Corporation and the value of each such Award shall not be changed.

    14.2 Notwithstanding any other provision of the Plan, and without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, continuation or assumption of Awards or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Corporation is the continuing or surviving corporation, upon such terms and conditions as it may deem equitable and appropriate.

    14.3 If the Corporation agrees to a merger, consolidation, sale of assets or similar transaction, or if any transaction is proposed which, in the Committee's discretion, may result in a change in control of the Corporation, the Committee may, but shall not be required to, provide that all outstanding Options will become immediately exercisable and provide for the acceleration of any or all Restrictions which relate to outstanding shares of Restricted Stock. The Committee may make any such actions contingent on the consummation of such transaction.

                                   ARTICLE XV
                                  RESTRICTIONS

    If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the issuance or purchase of Shares or the taking of any other action under the Plan (each such event being referred to as a "Plan Action"), then such

Plan Action shall not be taken, in whole or in part, until such Consent shall have been obtained. The term "Consent" shall mean (i) any and all listings, registrations or qualifications upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written Agreements and representations by the Participant with respect to the disposition of Shares or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.



                                   ARTICLE XVI
                                 EFFECTIVE DATE

    The Plan shall become effective on January 15, l993, subject to the approval of a majority of Shares represented and entitled to vote at the 1993 annual meeting of stockholders. The Plan, unless terminated sooner by the Committee, shall terminate on January 15, 2003 and no Awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all Awards made under the Plan prior to such date shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan.

Adopted by the Board of Directors on January 15, 1993.

As amended through February 27, 1997.

                                    EXHIBIT B

                               MMI COMPANIES, INC.
                          1993 NON-EMPLOYEE DIRECTORS'
                            FORMULA STOCK OPTION PLAN


1.   The  Purpose of the Plan.
     -------------------------
     The purpose of the MMI Companies, Inc. 1993 Non-Employee Directors' Formula Stock Option Plan (the "Plan") is to promote the interests of MMI Companies, Inc. (the "Corporation") and its subsidiaries by providing an incentive for non-employee directors to join and remain on the Board of Directors of the Corporation.

2.   Eligibility for  Participation.
     -------------------------------
     Awards under the Plan shall be made to each non-employee director of the Corporation in the form of a non-qualified stock option to acquire shares of the Corporation's common stock. A non-employee director is a director who is not an officer or employee of the Corporation or any of its subsidiaries.



3.   Shares  Available.
     ------------------
     Subject to adjustments as provided in Section 7, the Corporation shall reserve for issuance under the Plan 100,000* shares of the Corporation's common stock. Such shares may be authorized but unissued shares or treasury shares. If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the shares subject to such option shall again be available for issuance under the Plan.


4.   Awards Under the Plan.
     ----------------------

       A. Initial One-Time Grant.
          -----------------------
          If the Corporation sells any of its securities to the public for its own account pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "initial public offering"), then, as of the date that such registration statement is declared effective by the SEC, each non-employee director shall be granted a non-qualified option to purchase 3,000** shares of the Corporation's common stock at the offering price of the Corporation's common stock in the initial public offering. Thereafter, as of the date that any new non-employee director is elected or appointed to the Board, such nonemployee director shall be granted a non-qualified option to purchase 3,000** shares of the Corporation's common stock at an exercise price equal to the fair market value of the Corporation's common stock on the date of such appointment or election.



       B. Annual Grant.
          -------------
          From and after the initial public offering, each non-employee director who is serving on the Board of Directors on December 31 of any year shall be granted a nonqualified option to purchase 1,000*** shares of the Corporation's common stock. The grant date of such options shall be the date of the annual meeting of shareholders for the next year. The option exercise price shall equal the fair market value per share of the Corporation's common stock on the date immediately prior to the grant date. Although a non-employee director must be serving as a director on December 31 of a given year to be eligible to receive an option with respect to such year, a director need not be serving as a director on the grant date to be granted such option.

5.   Option  Terms.
     --------------
     Options granted under the Plan shall be exercisable for a term of 10 years from the date of grant, except as set forth below, and shall be evidenced by stock option agreements. As used herein, the fair market value of the Corporation's common stock means either (i) if, on the date an option is granted the common stock is traded on a national securities exchange, then on the basis of the closing sale price on the exchange on which the Corporation's common stock may then be traded or, if there is no such sale on such date, then on the last previous day on which a sale was reported; or (ii) if, on the date an option is granted, the Corporation's common stock is not listed on any securities exchange, but is publicly traded and reported on NASDAQ, then on the basis of the average between the closing bid and asked quotations as reported by NASDAQ. Options shall not be contingent on continued board service and shall remain exercisable

*   137,500 by virtue of 1993 stock split of 1.375 for 1.
**  4,125 by virtue of 1993 stock split of 1.375 for 1.
*** 1,375 by virtue of 1993 stock split of 1.375 for 1.

    following resignation or removal from the Board. Upon the death of a non-employee director, his or her options may be exercised by the executor, administrator, personal representative or distributee of the deceased non-employee director through a period to be determined by the Board of Directors of the Corporation, but not to exceed the date on which such options expire or six months after the death of such non-employee director, whichever is earlier. No option granted under the Plan shall be assignable or transferable, other than by will, by the laws of descent and distribution or by a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

    Notwithstanding the foregoing, from and after March 1, 1997, a Non-Employee Director may transfer all or a portion of the options granted to such Non-Employee Director (including options outstanding on the date thereof) to
    (i)   the   spouse,   descendants   (including   adopted   descendants   and
    grandchildren), or the spouses of children or grandchildren of the Non-Employee Director ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership or limited liability company in which such Immediate Family Members are the only partners or members, provided that (x) there may be no consideration for any such transfer (except issuance of a partnership or limited liability company interest in case of transfer to a family limited partnership or limited liability company), (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide, or be amended to provide, for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred options shall be prohibited except by will or the laws of descent and distribution. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The Committee may, in its discretion, permit transfers to other persons or entities on substantially the same terms.

6.  Adjustments  Upon  Changes  in  Capitalization.
    -----------------------------------------------
    The number of shares of the Corporation's common stock with respect to which stock options shall be granted under the Plan and the prices at which such stock options may be exercised shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of common stock resulting from the subdivision or combination of shares of common stock, other capital adjustments, or the payment of a stock dividend. Adjustments under this section shall be made by the Board of Directors and shall be final, binding and conclusive.

7.  Effective Date.
    ---------------
    The Plan shall become effective on January 15, 1993, subject to the approval thereof by the affirmative votes of the holders of a majority of the shares of common stock of the Corporation present, in person or by proxy, and entitled to vote at the 1993 annual meeting of the shareholders of the Corporation, or any adjournment of such meeting.

8.  Amendment.
    ----------
    The Plan may be amended  only by an  effective  resolution  of the Board of
    Directors of the Corporation. In addition, any amendment that would materially increase the benefits accruing to participants under the Plan, materially increase the number of securities which may be issued under the Plan or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the holders of a majority of the shares of common stock of the Corporation present, in person or by proxy, at an annual or special meeting of the shareholders. The provisions of the Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Security Act, or the rules thereunder.

9.  Term of the Plan.
    -----------------
    The Plan  shall  terminate  10  years  after  the date on which it  becomes effective and no award shall thereafter be made under the Plan. Notwithstanding the foregoing, all options issued and outstanding under the Plan prior to such date shall remain in effect until such options have been exercised or terminated in accordance with their terms.

As amended through February 27, 1997.

PROXY                                                                     PROXY

                               MMI COMPANIES, INC.
                           DEERFIELD, ILLINOIS, U.S.A.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints B. Frederick Becker and George B. Caldwell, or any one of them, with power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of the stockholders of MMI Companies, Inc. (the "Company") to be held on April 17, 1997, and at any adjournments thereof, with all powers which the undersigned would possess if personally present, and to vote, as and to the extent indicated below all shares of stock which the undersigned may be entitled to vote at said meeting or any adjournments thereof, upon all matters that may properly come before the meeting, including the matters listed on the reverse side of this card which are more fully described in the Notice of Annual Meeting and Proxy Statement relating to said meeting. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS AND TO THE EXTENT DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE:
(A) FOR THE ELECTION OF ALL LISTED DIRECTOR NOMINEES, (B) IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION ON THE OTHER MATTERS LISTED ON THE REVERSE SIDE OF THIS CARD, AND (C) AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

IF YOU DO NOT SIGN AND RETURN A PROXY CARD, OR ATTEND THE MEETING, YOUR SHARES CANNOT BE VOTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3 AND 4.

ITEM 1.  ELECTION OF ALL DIRECTOR NOMINEES:

         FOR all nominees                               WITHHOLD
          listed at right                           AUTHORITY to vote
        *(except as marked                       for all nominees listed
          to the contrary).                            at right.

             _                                            _
            |_|                                          |_|


*K. James Ehlen, M.D., William M. Kelley, Gerald L. McManis, Joseph D. Sargent *EXCEPTIONS
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below

ITEM 2.  APPROVAL OF THE AMENDMENT TO THE 1993 EMPLOYEE STOCK PLAN:

         FOR                       AGAINST                    ABSTAIN
          _                          _                           _
         |_|                        |_|                         |_|




ITEM 3. APPROVAL OF THE AMENDMENT TO THE 1993 NON-EMPLOYEE DIRECTORS' FORMULA STOCK OPTION PLAN:

         FOR                       AGAINST                    ABSTAIN
          _                          _                           _
         |_|                        |_|                         |_|

ITEM 4.  RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

         FOR                       AGAINST                    ABSTAIN
          _                          _                           _
         |_|                        |_|                         |_|



                               _
I PLAN TO ATTEND THE MEETING  |_|

Please sign this proxy and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.

Dated:________________________, 1997


____________________________________
             Signature


____________________________________
      Signature, if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.